RECURRENT MLP & INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2024

Shares		Fair Value
	COMMON STOCKS — 69.8%
	OIL & GAS PRODUCERS - 69.8%
1,438,605	AltaGas Ltd.	$ 34,298,640
3,252,445	Cenovus Energy, Inc.	65,471,719
339,198	Cheniere Energy, Inc.	61,951,124
300,000	DT Midstream, Inc.	22,608,000
429,734	Enbridge, Inc.	16,080,646
561,463	EQT Corporation	19,376,088
1,374,560	Keyera Corporation	38,774,542
1,806,964	Kinder Morgan, Inc.	38,181,149
137,559	Marathon Petroleum Corporation	24,350,694
637,978	ONEOK, Inc.	53,162,707
1,489,549	Pembina Pipeline Corporation	57,705,128
296,306	Phillips 66	43,106,597
1,353,608	Suncor Energy, Inc.	54,036,031
345,779	Targa Resources Corporation	46,776,983
169,390	TC Energy Corporation	7,183,830
148,163	Valero Energy Corporation	23,960,920
774,467	Viper Energy, Inc.	33,046,507
819,932	Williams Companies, Inc. (The)	35,207,880
	TOTAL COMMON STOCKS (Cost $476,568,980)	675,279,185

	MASTER LIMITED PARTNERSHIPS — 28.2%
	METALS & MINING - 2.7%
1,046,080	Alliance Resource Partners, L.P.	25,942,784

	OIL & GAS PRODUCERS - 25.5%
4,043,546	Energy Transfer, L.P.	65,788,494
1,483,593	Enterprise Products Partners, L.P.	42,816,494
2,623,833	Plains GP Holdings, L.P., Class A	50,115,210
648,988	Sunoco, L.P.	35,642,421
1,281,885	Western Midstream Partners, L.P.	52,454,734
		246,817,353
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $191,159,472)	272,760,137

RECURRENT MLP & INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2024

Shares		Fair Value
SHORT-TERM INVESTMENT — 1.8%
MONEY MARKET FUND - 1.8%
17,684,603	First American Government Obligations Fund, Class X, 5.23% (Cost $17,684,603)(a)	$ 17,684,603

	TOTAL INVESTMENTS - 99.8% (Cost $685,413,055)	$ 965,723,925
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.2%	2,081,768
	NET ASSETS - 100.0%	$ 967,805,693

L.P.	- Limited Partnership
Ltd.	- Limited Company

(a)	Rate disclosed is the seven day effective yield as of July 31, 2024.